UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  November 30, 2022
HANCOCK PARK CORPORATE INCOME, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	814-01185	81-0850535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Wacker Drive, Suite 2500, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(847) 734-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On November 30, 2022, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”), held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 1,037,104 shares of the Company’s common stock, out of a total number of 2,024,016 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:

1.The election of one Class III director who will serve for three years, or until her successor is elected and qualified; and
2.The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Elaine E. Healy was elected to serve as a Class III Director until the 2025 annual meeting of stockholders, or until her successor is elected and qualified, and the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022 was ratified.
The detailed final voting results of the shares voted with regard to each of these matters are as follows:
1.    Election of Class III director:

	For	Withheld	Broker Non-Votes
Elaine E. Healy	1,015,462	21,642	0

Continuing directors whose terms did not expire at the Annual Meeting were as follows: Ashwin Ranganathan is currently serving as the Class I director and his term expires in 2023 and Bilal Rashid is currently serving as Class II director and his term expires in 2024.
2.Ratification of the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain
960,931	4,123	72,050

*****

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK PARK CORPORATE INCOME, INC.
Date: November 30, 2022	By: /s/ Bilal Rashid
Chief Executive Officer